SUPPLEMENT DATED SEPTEMBER 9, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008

This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Cash Management Program
On August 18, 2008, Principal Management Corporation (“Principal”) implemented a cash management program in the funds listed below:

•	LargeCap Value Fund III (formerly known as Partners LargeCap Value Fund)
•	LargeCap Growth Fund II (formerly known as Partners LargeCap Growth Fund II)
•	MidCap Growth Fund III (formerly known as Partners MidCap Growth Fund)
•	SmallCap Growth Fund II (formerly known as Partners SmallCap Growth Fund II)
Each fund has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, funds receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the funds’ portfolios, in money market investments and in stock index futures contracts based on the Fund’s market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds.

Portfolio Holdings Information
Replace the text in the Portfolio Holdings Information section with the following:

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Foreign Investing
For all Funds that engage in foreign investing, the definition of a foreign company has been revised. Foreign companies are:
•	companies with their principal place of business or principal office outside the U.S. or
•	companies for which the principal securities trading market is outside the U.S.
Government and High Quality Bond Fund – Upcoming Fund Action
On September 8, 2008, the Board of Directors of Principal Funds, Inc. unanimously approved the following proposal: Acquisition of the Government and High Quality Bond Fund by the Mortgage Securities Fund.

The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc.
tentatively scheduled for February 2009. Additional information about this proposal will be provided in the Proxy
Statement/Prospectus that is expected to be mailed to record date shareholders of the Government and High
Quality Bond Fund in December 2008. Shareholders new to that Fund after the record date (November 2008) will not be able to vote on the proposal.

MidCap Growth Fund I (formerly known as Partners MidCap Growth Fund I) and MidCap Growth Fund III
(formerly known as Partners MidCap Growth Fund)
The Board of Directors approved a Plan of Acquisition providing for a combination of the MidCap Growth Fund I into the MidCap Growth Fund III. Shareholders of the MidCap Growth Fund I will become shareholders of the
MidCap Growth Fund III on the fund merger date, which is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on November 21, 2008. When the merger occurs, Mellon
Capital Management Corporation will become an additional sub-advisor to the Fund. The following information describes the MidCap Growth Fund III once the merger occurs.

Sub-Advisor(s): Mellon Capital Management Corporation (“Mellon Capital”) and Turner Investment Partners,
Inc. (“Turner”)

Objective: The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007
this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Turner invests the assets allocated to it in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap
Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the
Russell Midcap Growth Index.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner’s portion of the Fund is fully invested.

In the view of Mellon Capital, many medium-sized companies:
•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

Mellon Capital may also hold assets allocated to it in investments in large and small capitalization companies, including emerging and cyclical growth companies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Mellon Capital’s valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Principal determines the portion of the Fund's assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (as defined in Appendix A of the prospectus) of investing in the Fund are:

• Equity Securities Risk	• Foreign Securities Risk	• Exchange Rate Risk
• Derivatives Risk	• Growth Stock Risk	• MidCap Stock Risk
• Securities Lending Risk	• Market Segment (MidCap) Risk	• Initial Public Offerings Risk
• Emerging Market Risk	• Small Company Risk	• Underlying Fund Risk
• Active Trading Risk

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
MidCap Growth III	Adam T. Logan
John O’Toole

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
MidCap Growth III	Tara R. Hedlund
Christopher K. McHugh
Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Global Equity Fund I (formerly known as Partners Global Equity Fund)
Effective August 15, 2008, Matthew Beesley no longer serves as a portfolio manager for the Fund. Edward
Walker and Howard Williams, with J.P. Morgan Investment Management Inc., continue to be responsible for the day-to-day responsibility of the Fund.

Class R shares only: The Costs of Investing, Fees and Expenses of the Funds, Ongoing Fees (page 165)
Effective October 1, 2008, Principal Management Corporation will no longer provide transfer agency services for the class R shares.

SUPPLEMENT DATED SEPTEMBER 9, 2008
TO THE CLASS S PROSPECTUS FOR PRINCIPAL FUNDS, INC
DATED MAY 1, 2008

This supplement updates information currently in the prospectus.

Portfolio Holdings Information
Replace the text in the Portfolio Holdings Information section with the following:

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Foreign Investing
For all Funds that engage in foreign investing, the definition of a foreign company has been revised. Foreign companies are:
•	companies with their principal place of business or principal office outside the U.S. or
•	companies for which the principal securities trading market is outside the U.S.

SUPPLEMENT DATED SEPTEMBER 9, 2008
TO THE PRINCIPAL FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

This supplement updates information currently in the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Sub-Advisory Agreements for the Funds
The following Sub-Advisory fee schedules have been revised. The new fee schedules are provided below:

Net Asset Value of Fund
	First	Next	Next	Over
Fund	$250 million	$250 million	$500 million	$1 billion
LargeCap Growth I (T. Rowe)	0.400%	0.375%	0.350%	0.350%
(formerly Partners LargeCap Growth I)				on all assets

Net Asset Value of Fund
		First	Next	Above
Fund		$100 million	$200 million	$300 million
SmallCap Value I (Mellon Capital)		0.450%	0.400%	0.350%
(formerly Partners SmallCap Value I)

Net Asset Value of Fund
		First	Above
Fund		$300 million	$300 million
SmallCap Value I (J.P. Morgan)		0.450%	0.350%
(formerly Partners SmallCap Value I)

Net Asset Value of Fund
		First	Above
Fund		$300 million	$300 million
LargeCap Value III (AllianceBerstein)		0.230%	0.200%
(formerly Partners LargeCap Value)

Principal Global Investors, LLC will not be implementing the cash management services described on page 120.

On August 18, 2008, Principal Management Corporation (“Principal”) implemented a cash management program in the funds listed below:

•	LargeCap Value Fund III (formerly known as Partners LargeCap Value Fund)
•	LargeCap Growth Fund II (formerly known as Partners LargeCap Growth Fund II)
•	MidCap Growth Fund III (formerly known as Partners MidCap Growth Fund)
•	SmallCap Growth Fund II (formerly known as Partners SmallCap Growth Fund II)

Principal will invest the cash, which comprises a very small portion of the funds’ portfolios, in money market investments and in stock index futures contracts based on the Fund’s market cap to gain exposure to the market.

Effective October 1, 2008, Principal Management Corporation will no longer provide transfer agency services for the class R shares. Principal Shareholder Services (1100 Investment Boulevard, El Dorado Hills, CA 95762-
5710) will provide those services.